UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2009 (November 9, 2009)

NATCO GROUP INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-15603

DELAWARE	22-2906892
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

11210 Equity Drive, Suite 100, Houston, Texas 77041

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 849-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 9, 2009, NATCO Group Inc. issued a press release announcing its financial and operating results for the third quarter ended September 30, 2009. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and its contents are incorporated by reference into this report.

ADDITIONAL INFORMATION

In connection with the proposed merger, on October 16, 2009, Cameron filed with the SEC a Registration Statement on Form S-4/A, which includes a prospectus of Cameron and a proxy statement of NATCO. A definitive proxy statement/prospectus has been mailed to NATCO stockholders in connection with the proposed Merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/ PROSPECTUS THAT IS A PART OF THE REGISTRATION STATEMENT, AND ANY OTHER RELATED DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING CAMERON, NATCO AND THE MERGER. Investors and security holders of Cameron and NATCO may obtain a free copy of the Registration Statement on Form S-4/A, the proxy statement and any other related documents filed by Cameron and NATCO with the SEC at the SEC’s website at www.sec.gov. The Registration Statement on Form S-4/A, the proxy statement and any other related documents may also be obtained for free by accessing Cameron’s website at www.c-a-m.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by accessing NATCO’s website at www.natcogroup.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

NATCO and its directors, executive officers and certain other members of management and employees may be soliciting proxies from its stockholders in favor of the merger. Information regarding the persons who may be, under the rules of the SEC, considered participants in the solicitation of the stockholders in connection with the proposed merger may be found in the proxy statement/prospectus included in Cameron’s Registration Statement on Form S-4/A filed with the SEC on October 16, 2009. You can find information about NATCO’s executive officers and directors in its definitive proxy statement for its 2009 annual meeting filed with the SEC on March 23, 2009. You can obtain free copies of these documents from NATCO at the website address noted above.

FORWARD-LOOKING STATEMENTS

Information set forth in this document may contain forward-looking statements, which involve a number of risks and uncertainties. NATCO cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Cameron and NATCO, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to satisfy the closing conditions of the transaction, including obtaining regulatory approvals for the transaction and the approval of the merger agreement by the NATCO stockholders; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the impact of other acquisitions that Cameron or NATCO have made or may make before the transaction; competition and its effect on pricing; and exploration and development spending by E&P operators. Additional factors that may affect future results are contained in Cameron’s and NATCO’s filings with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s web site http://www.sec.gov. Cameron and NATCO disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release dated November 9, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2009

NATCO Group Inc.

By:	/s/ John U. Clarke
John U. Clarke
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 9, 2009.